                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 30, 2001



                             W HOLDING COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             PUERTO RICO                          000-27377                   66-0573197
------------------------------------      -----------------------       ----------------------
    (State or other jurisdiction                 (Commission                 (IRS Employer
          of incorporation)                     File Number)              Identification No.)



              19 WEST MCKINLEY STREET, MAYAGUEZ, PUERTO RICO 00680
      --------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (787) 834-8000
                                                           ---------------



                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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               ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

              4.1 Specimen certificate evidencing shares of Series C Preferred Stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-56502

              4.2 Certificate of Resolution establishing the rights of the Series C Preferred Stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-56502

              5 Opinion of Hogan & Hartson L.L.P. as to the legality of the Series C Preferred Stock being registered being registered pursuant to the Company's registration statement on Form S-3, File No. 333-56502








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             W HOLDING COMPANY, INC.
                             -----------------------------------------
                             (Registrant)



                             /s/ Freddy Maldonado
                             -----------------------------------------
                             Freddy Maldonado
                             Chief Financial Officer




Date: March 30, 2001


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                                  Exhibit Index

    Exhibit No       Description
    ----------       -----------

       4.1           Specimen certificate evidencing shares of Series C
                     Preferred Stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-56502

       4.2 Certificate of Resolution establishing the rights of the Series C Preferred Stock being registered pursuant to the Company's registration statement on Form S-3, File No.
                     333-56502

       5 Opinion of Hogan & Hartson L.L.P. as to the legality of the Series C Preferred Stock being registered pursuant to the Company's registration statement on Form S-3, File No.
                     333-56502